UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 10, 2024, CoreCivic, Inc. (the “Company”) issued a press release announcing that it received a notice of termination from the U.S. Immigration and Customs Enforcement (“ICE”) relating to an inter-governmental service agreement (the “IGSA”) between the Company and ICE for services at the South Texas Family Residential Center in Dilley, Texas (the “Facility”) effective in 60 days, or on or about August 9, 2024. The Company’s lease for the Facility permits the Company to terminate the lease agreement with a notification period of at least 60 days. The Company has provided such notice of lease termination to the lessor. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning the termination of the IGSA, the anticipated financial impact, and the termination of the Company’s lease agreement for the Facility. These forward-looking statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Such forward-looking statements may be affected by risks and uncertainties in the Company’s business and market conditions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission (“SEC”) and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 20, 2024. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 10, 2024.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle
Executive Vice President and Chief Financial Officer